                                 EXHIBIT 32(ii)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Campbell Soup Company (the "Company") on Form 10-Q for the fiscal quarter ended November 2, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
A. Schiffner, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 16, 2003

                                         By: /s/  Robert A. Schiffner
                                             ----------------------------------
                                             Robert A. Schiffner
                                             Senior Vice President and Chief
                                             Financial Officer